--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

      The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

      Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

      The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/LAURENCE D. FINK                               /s/ RALPH L. SCHLOSSTEIN
-------------------                               ------------------------
Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President

                                                                   July 31, 2001
Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRF." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular Federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and NAV over the period:

                             ---------------------------------------------------
                               6/30/01   12/31/00    CHANGE    HIGH        LOW
--------------------------------------------------------------------------------
  STOCK PRICE                  $15.00     $14.00     7.14%    $15.15     $14.375
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)        $16.00     $15.84     1.01%    $16.09     $15.87
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

      Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

      On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending June 30, 2001, returning 4.76% (as measured by the LEHMAN MUNICIPAL BOND INDEX at a tax bracket of 39.6%) versus 3.62% for the LEHMAN AGGREGATE INDEX. Strong retail demand for municipal bonds allowed the sector to show significant outperformance versus Treasuries across the entire curve. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The positive cash flow into municipal mutual funds continued for the second quarter with year to date inflows totaling $3.45 billion. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. Total supply year to date has increased by 39% versus last year, with the majority of the increase coming from the surge in refinancing activity. We expect to see continued strong performance from the municipal market as retail continues to express interest in the lower volatility of the fixed income markets and attractive tax equivalent yields of municipal bonds.

      The State of Florida's strong and stable financial position reflects prudent management combined with a solid and diversifying economy. The FY 2000 unreserved General Fund balance was $2.1 billion or 11.8% of revenues; this provides strong bondholder security. FY 2001 revenues are projected to increase 2.6% and are coming in as budgeted, to date, enabling the State to project another year-end surplus. However, Florida residents' needs for Medicaid and education are increasing more rapidly than revenues and this could pressure the FY 2002 budget. The State's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses.

      Florida's population has increased at a 1.8% average annual rate since 1990, compared to a 1% rate for the U.S., to nearly 16 million residents. Although economists anticipate slower future growth, the population expansion is expected to continue to exceed that of the nation. The 4.0% unemployment rate, (June 2001) is an increase over the 3.6% during the same month last year. Job creation grew 3.9% in Florida over the past twelve months, which is a slower pace than the peak rate in January 2000. Trade and services are the major employment sectors while manufacturing jobs account for only 7.5% of Florida's employment, approximately one half the national proportion. The construction industry has declined in importance as the State's economy diversifies. Florida's stable economy combined with rapid population growth continues to fuel one of the country's strongest job markets.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that may result in the Trust realizing a capital gain could require a taxable distribution as well as reduce the Trust's income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage via auction rate preferred shares, to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At June 30, 2001, the Trust's leverage amount was 38% of total assets.

      The following chart compares the Trust's current and December 31, 2000 asset composition:

               ----------------------------------------------------------------
                                Sector Breakdown
               ----------------------------------------------------------------
                Sector                  June 30, 2001       December 31, 2000
               ----------------------------------------------------------------
                Education                    23%                   24%
               ----------------------------------------------------------------
                Tax Revenue                  18%                   17%
               ----------------------------------------------------------------
                Water & Sewer                16%                   16%
               ----------------------------------------------------------------
                Hospital                     10%                   11%
               ----------------------------------------------------------------
                County, City & State         10%                   10%
               ----------------------------------------------------------------
                Utility/Power                 9%                   5%
               ----------------------------------------------------------------
                Transportation                9%                   12%
               ----------------------------------------------------------------
                Resource Recovery             3%                   3%
               ----------------------------------------------------------------
                Housing                       1%                   1%
               ----------------------------------------------------------------
                Lease Revenue                 1%                   1%
               ----------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM
(7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ ROBERT S. KAPITO                     /s/ KEVIN M. KLINGERT
--------------------                     ---------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                 BRF
--------------------------------------------------------------------------------
  Initial Offering Date:                                     September 18, 1992
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                             $15.00
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                                 $16.00
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/01 ($15.00)(1):          5.00%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):              $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):           $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

       PRINCIPAL
        AMOUNT                                                                           OPTION CALL      VALUE
RATING* (000)                      DESCRIPTION                                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--158.0%
                     FLORIDA--156.8%
  AAA $  1,500       Altamonte Springs Wtr. & Swr. Sys. Rev., 6.00%, 10/01/08, FGIC ...  10/02 @ 102   $ 1,573,155
  AAA   10,000++     Brevard Cnty. Sch. Brd., C.O.P., Ser. A, 6.375%, 7/01/02, AMBAC ..      N/A        10,561,100
                     Canaveral Port Auth. Impvt. Rev., FGIC,
  AAA    2,980        6.00%, 6/01/07 ..................................................  6/02 @ 102      3,102,388
  AAA    3,155        6.00%, 6/01/08 ..................................................  6/02 @ 102      3,284,860
  AAA    1,000       Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC .........  10/05 @ 102     1,086,300
                     Dade Cnty., G.O.,
  AAA    5,000        Ser. A, Zero Coupon, 2/01/08, MBIA .............................. 2/06 @ 92.852    3,709,100
  AAA      905        Ser. B, Zero Coupon, 10/01/08, AMBAC ............................      ETM           662,768
  AAA    1,095        Ser. B, Zero Coupon, 10/01/08, AMBAC ............................ No Opt. Call       796,568
  AAA    5,465++     Dade Cnty. Sch. Brd., C.O.P., Ser. A, 5.75%, 5/01/04, MBIA .......      N/A         5,861,814
  AAA    2,500++     Dade Cnty. Sch. Dist. Rev., 6.125%, 8/01/01, FGIC ................      N/A         2,506,225
  AAA    2,500       Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09, AMBAC ...........  11/02 @ 102     2,622,050
                     Duval Cnty. Sch. Dist., G.O., AMBAC,
  AAA    3,015        6.30%, 8/01/06 ..................................................  8/02 @ 102      3,163,700
  AAA    9,000        6.30%, 8/01/07 ..................................................  8/02 @ 102      9,443,880
                     Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
  AAA    2,450++      Ser. A, 6.10%, 1/01/03 ..........................................      N/A         2,602,929
  AAA    1,595        Ser. B, 6.125%, 1/01/09 ......................................... No Opt. Call     1,784,199
  AAA    4,190       Florida St. Brd. of Ed. Lottery Rev., Ser. A, 5.00%,
                      7/01/08, FGIC ................................................... No Opt. Call     4,409,305
  AAA    8,255       Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev., Pub. Ed.,
                      6.125%, 6/01/08, FGIC ...........................................  6/02 @ 101      8,523,948
  AAA    8,000       Florida St. Div. Bd. Fin. Dept. Gen. Svc. Rev. Dept.
                      Env.-Presvtn., 2000-B, 5.25%, 7/01/10, FSA ......................  7/08 @ 101      8,482,560
                     Florida St. Div. Bd. Fin. Dept. Rev., Nat. Res. & Presvtn.,
                      Ser. 2000-A,
  AAA    2,000        5.00%, 7/01/11, AMBAC ...........................................  7/07 @ 101      2,065,360
  AAA   14,500++      6.25%, 7/01/02, MBIA ............................................      N/A        15,154,675
  AAA    2,500++      6.75%, 7/01/01, AMBAC ...........................................      N/A         2,550,000
  AAA    3,000       Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. D,
                      6.20%, 10/01/08, AMBAC .......................................... 10/02 @ 102      3,147,870
                     Hillsborough Cnty. Cap. Impvt., FGIC,
  AAA    2,630++      6.25%, 8/01/04 ..................................................      N/A         2,868,935
  AAA    1,500++      6.60%, 8/01/04 ..................................................      N/A         1,651,455
  AAA    5,000++     Hillsborough Cnty. Sch. Brd., C.O.P., 5.875%, 7/01/04, MBIA ......      N/A         5,436,300
  AAA   10,000       Hillsborough Cnty. Util. Rev., Jr. Lien, 4.50%, 8/01/08, AMBAC ... No Opt. Call    10,212,100
                     Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec. Benefit,
                      Ser. A, MBIA,
  AAA    3,000        5.625%, 5/01/08 .................................................  5/05 @ 102      3,208,200
  AAA    2,910        5.75%, 5/01/09 ..................................................  5/05 @ 102      3,092,719
  AAA    4,000       Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12, AMBAC ............  10/02 @ 101     4,133,400
  AAA    5,000       Jacksonville, G.O., Ser. A, 5.50%, 10/01/12, AMBAC ...............  10/02 @ 102     5,182,800
  AAA    2,000       Jacksonville Sales Tax Rev., 4.10%, 10/01/08, AMBAC .............. No Opt. Call     1,996,160
  AAA    2,000       Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.90%, 10/01/08, FSA .. No Opt. Call     2,222,200
  AAA    9,850++     Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr. Proj.,
                      Ser. B, 6.10%, 11/15/02, FGIC ...................................      N/A        10,470,451
  AAA    1,100       Lakeland Wastewtr. Impvt. Rev., 5.50%, 10/01/08, MBIA ............  10/02 @ 102     1,144,308
  AAA    4,500       Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10, AMBAC .............  10/02 @ 100     4,585,950
  AAA    1,000++     Marion Cnty. Hosp. Dist. Rev., Munroe Regl. Med. Ctr.,
                      6.20%, 10/01/02, FGIC ...........................................      N/A         1,060,390
  AAA    3,750       Melbourne WTR. & SWR. REV., SER. C, 6.25%, 10/01/08, FGIC ........ 10/02 @ 102      3,934,763
  AAA   11,000++     Miami Beach Hlth. Fac. Auth. Hosp. Rev., Mt. Sinai Med.
                      Ctr. Proj., 6.25%, 11/15/02, FSA ................................      N/A        11,714,670
  AAA    2,000       Miami Dade Cnty. Edl. Fac. Rev., Ser. A, 4.875%, 4/01/09,
                      AMBAC ........................................................... No Opt. Call     2,080,420

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                                               OPTION CALL      VALUE
RATING*  (000)                                     DESCRIPTION                                PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
  AAA  $ 4,775       Miami Dade Cnty. Sch. Brd., C.O.P., Ser. C, 5.25%, 8/01/11, FSA ......    8/08 @ 101   $  5,045,360
                     Miami, G.O., FGIC,
  AAA    1,345        5.90%, 12/01/08 .....................................................   No Opt. Call     1,495,640
  AAA    1,000        6.00%, 12/01/09 .....................................................   No Opt. Call     1,123,570
  AAA    1,000       Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC ....................    10/05 @ 102     1,076,790
                     Orange Cnty. Tourist Dev. Tax Rev., Ser. A, MBIA,
  AAA    1,005        5.85%, 10/01/08 .....................................................        ETM         1,117,450
  AAA      495        5.85%, 10/01/08 .....................................................   No Opt. Call       548,455
  AAA    2,000       Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj., 5.95%, 4/01/08, MBIA .     4/02 @ 102     2,073,840
  AAA    3,100++     Palm Bay Util. Rev., Ser. B, 6.10%, 10/01/02, MBIA ...................        N/A         3,283,458
  AAA    7,085       Pasco Cnty. Solid Wst. Disp. & Res. Rec. Sys. Rev., 6.00%,
                      4/01/09, FGIC .......................................................     4/02 @ 102     7,325,323
  AAA   11,000       Pasco Cnty. Wtr. & Swr. Rev., Ser. A, 6.00%, 10/01/09, FGIC ..........    10/02 @ 102    11,474,760
  AAA    1,000++     Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 5.90%, 7/01/04, MBIA .......        N/A         1,089,460
  AAA    2,000       Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09, MBIA ...............   No Opt. Call     2,239,980
                     Tampa Wtr. & Swr. Rev., Ser. A, FGIC,
  AAA    1,405++      6.25%, 10/01/02 .....................................................       N/A          1,477,119
  AAA    1,095        6.25%, 10/01/12 .....................................................    10/02 @ 101     1,136,051
  AAA    1,370       Village Ctr. Cmnty. Dev. Dist. Rec. Rev., Ser. A, 5.50%, 11/01/08, MBIA  No Opt. Call     1,489,368
  AAA    4,065       Volusia Cnty. Edl. Fac. Auth. Rev., Embry-Riddle Aeronautical Univ.,
                      6.50%, 10/15/08, CONNIE LEE .........................................   10/02 @ 102      4,281,502
                                                                                                            ------------
                                                                                                             218,368,101
                                                                                                            ------------
                     PUERTO RICO--1.2%
  AAA    1,500       Puerto Rico Mun. Fin. Agcy., Ser. A, 5.625%, 8/01/10, FSA ............    8/09 @ 101      1,654,950
                                                                                                            ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $207,447,075) ......................                  220,023,051
                                                                                                            ------------
                     SHORT-TERM INVESTMENTS**--0.5%
                     NEW YORK
  A-1+     600       New York City, G.O., Ser. A-10, 3.15%, 7/02/01, FRDD .................      N/A             600,000
  A-1+     100       New York City Mun. Wtr. Fin. Auth. Rev., Ser. G, 3.10%, 7/02/01,
                      FRDD, FGIC ..........................................................      N/A             100,000
                                                                                                            ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $700,000) .........................                      700,000
                                                                                                            ------------
                     TOTAL INVESTMENTS--158.5% (COST $208,147,075) ........................                  220,723,051
                                                                                                            ------------
                     Other assets in excess of liabilities--1.9% ..........................                    2,718,893
                     Liquidation value of preferred stock--(60.4)% ........................                  (84,150,000)
                                                                                                            ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...................                 $139,291,944
                                                                                                            ============


-------------
 *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See glossary for definition.

----------------------------------------------------------------------------------------------------------------
                                                KEY TO ABBREVIATIONS:
     AMBAC -- American Municipal Bond Assurance Corporation      FRDD -- Floating Rate Daily Demand
    C.O.P. -- Certificate of Participation                        FSA -- Financial Security Assurance
CONNIE LEE -- College Construction Loan Insurance Association    G.O. -- General Obligation
       ETM -- Escrowed to Maturity                               MBIA -- Municipal Bond Insurance Association
      FGIC -- Financial Guaranty Insurance Company
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $208,147,075)
  (Note 1) ...................................................      $220,723,051
Cash .........................................................            59,509
Interest receivable ..........................................         3,553,355
Other assets .................................................             9,610
                                                                    ------------
                                                                     224,345,525
                                                                    ------------

LIABILITIES
Dividends payable--common shares .............................           544,193
Dividends payable--preferred shares ..........................            14,060
Investment advisory fee payable (Note 2) .....................            64,504
Administration fee payable (Note 2) ..........................            18,430
Deferred trustees fees (Note 1) ..............................            10,179
Other accrued expenses .......................................           252,215
                                                                    ------------
                                                                         903,581
                                                                    ------------
NET INVESTMENT ASSETS ........................................      $223,441,944
                                                                    ============
Net investment assets were comprised of:
 Common shares of beneficial interest:
    Par value (Note 4) .......................................      $     87,071
    Paid-in capital in excess of par .........................       120,421,190
  Preferred shares of beneficial interest (Note 4) ...........        84,150,000
                                                                    ------------
                                                                     204,658,261
  Undistributed net investment income (Note 1) ...............         5,760,954
  Accumulated net realized gain (Note 1) .....................           446,753
  Net unrealized appreciation (Note 1) .......................        12,575,976
                                                                    ------------
Net investment assets, June 30, 2001 .........................      $223,441,944
                                                                    ============
Net assets applicable to common shareholders .................      $139,291,944
                                                                    ============
Net asset value per share:
  ($139,291,944 / 8,707,093
  common shares of beneficial interest
  issued and outstanding) ....................................            $16.00
                                                                          ======

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................          $6,248,094
                                                                    ----------
Expenses
  Investment advisory ......................................           388,866
  Administration ...........................................           111,104
  Auction agent ............................................           111,000
  Custodian ................................................            27,000
  Reports to shareholders ..................................            25,500
  Trustees .................................................            23,000
  Independent accountants ..................................            16,000
  Registration .............................................            12,000
  Transfer agent ...........................................            10,500
  Legal ....................................................             4,500
  Miscellaneous ............................................            32,188
                                                                    ----------
  Total expenses ...........................................           761,658
                                                                    ----------
Net investment income ......................................         5,486,436
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments ...........................           588,033
Net change in unrealized appreciation
  on investments ...........................................           (22,290)
                                                                    ----------
Net gain on investments ....................................           565,743
                                                                    ----------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ...........................        $6,052,179
                                                                    ==========

                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                         JUNE 30,       DECEMBER 31,
                                                                           2001             2000
                                                                     ----------------  -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ...........................................    $  5,486,436     $ 10,759,720
  Net realized gain on investments ................................         588,033             --
  Net change in unrealized appreciation on investments ............         (22,290)       2,445,405
                                                                       ------------     ------------
    Net increase in net investment assets resulting from operations       6,052,179       13,205,125
                                                                       ------------     ------------

DIVIDENDS:
  To common shareholders from net investment income ...............      (3,265,053)      (7,020,135)
  To preferred shareholders from net investment income ............      (1,412,590)      (3,240,683)
                                                                       ------------     ------------
    Total dividends ...............................................      (4,677,643)     (10,260,818)
                                                                       ------------     ------------

Capital Stock Transactions:
  Net proceeds from additional issuance of preferred shares .......              --       17,663,709
                                                                       ------------     ------------
    Total increase ................................................       1,374,536       20,608,016
                                                                       ------------     ------------

NET INVESTMENT ASSETS
Beginning of period ...............................................     222,067,408      201,459,392
                                                                       ------------     ------------
End of period (including undistributed net investment income of
  $5,760,954 and $4,740,727, respectively) ........................    $223,441,944     $222,067,408
                                                                       ============     ============













                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                           SIX MONTHS ENDED --------------------------------------------------
                                             JUNE 30, 2001   2000       1999       1998       1997       1996
                                             -------------  ------     ------     ------     ------     ------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period ....   $15.84      $15.56     $16.51     $16.35     $15.78     $16.04
                                                ------      ------     ------     ------     ------     ------
  Net investment income (a) .................      .63        1.24       1.17       1.18       1.17       1.16
  Net realized and unrealized gain (loss)
    on investments (a) ......................      .06         .28      (1.02)       .08        .52       (.31)
                                                ------      ------     ------     ------     ------     ------
Net increase from investment operations .....      .69        1.52        .15       1.26       1.69        .85
                                                ------      ------     ------     ------     ------     ------
Dividends:
  Dividends from net investment income to:
    Common Shareholders .....................     (.37)       (.81)      (.86)      (.86)      (.86)      (.86)
    Preferred shareholders ..................     (.16)       (.37)      (.24)      (.24)      (.26)      (.25)
                                                ------      ------     ------     ------     ------     ------
Total dividends .............................     (.53)      (1.18)     (1.10)     (1.10)     (1.12)     (1.11)
                                                ------      ------     ------     ------     ------     ------
Capital charge with respect to issuance of
  preferred shares ..........................       --        (.06)        --         --         --         --
                                                ------      ------     ------     ------     ------     ------
Net asset value, end of period* .............   $16.00      $15.84     $15.56     $16.51     $16.35     $15.78
                                                ======      ======     ======     ======     ======     ======
Market value, end of period* ................   $15.00      $14.00     $14.13     $16.81     $16.06     $15.13
                                                ======      ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN+ ....................     9.87%       4.96%    (11.12)%    10.32%     12.25%      6.88%
                                                ======      ======     ======     ======     ======     ======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:++
Expenses ....................................     1.10%+++    1.14%       .99%       .93%       .97%      1.02%
Net investment income before preferred shares
  dividends (a) .............................     7.94%+++    7.94%      7.25%      7.17%      7.33%      7.26%
Preferred shares dividends ..................     2.04%+++    2.39%      1.50%      1.48%      1.65%      1.54%
Net investment income available to common
  shareholders (a) ..........................     5.90%+++    5.55%      5.75%      5.69%      5.68%      5.72%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000) ...... .............................. $139,287   $135,492    $140,225    $142,817   $138,890  $138,644
Portfolio turnover ..........................        5%         0%          3%          0%        0%         1%
Net assets of common shareholders, end of
  period (000) .............................. $139,292   $137,917    $135,459    $143,769  $142,343   $137,394
Preferred shares outstanding (000) .......... $ 84,150   $ 84,150    $ 66,000    $ 66,000  $ 66,000   $ 66,000
Asset coverage per preferred share, end
  of period .... ............................ $ 66,386   $ 65,982    $ 76,312    $ 79,460  $ 78,939   $ 77,046

-----------------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated  assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized. Past performance is not a guarantee of future results.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.
(a) As required, effective January 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the six months ended June 30, 2001 to the net investment income from net realized and unrealized gains and losses per common share were $0.005 per share. The ratio of net investment income to average net assets on common shares increased from 5.87% to 5.90% and from 7.91% to 7.94% on net investment income before preferred share dividends. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INSURED
MUNICIPAL 2008 TERM TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
& ACCOUNTING POLICIES

The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") was organized in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on the accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return for the Trustees as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $211,434 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001.

     The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $20,545: increase net unrealized appreciation by $6,995 and decrease net realized gains by $27,540. The Statement of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior periods have not been restated to reflect this change.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short term investments, for the six months ended june 30, 2001 aggregated $12,104,680 and $10,300,000, respectively.

     The Federal income tax basis of the Trust's investments at June 30, 2001 was $207,942,636, and accordingly, net unrealized appreciation was $12,780,415 (gross unrealized appreciation--$12,780,422, gross unrealized depreciation--$7).

     For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2000 of approximately $141,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

     There are 200 million shares of $.01 par value of benefi-cial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 8,707,093 common shares outstanding at June 30, 2001, the Advisor owned 7,093 shares. As of June 30, 2001, there were 3,366 Series R7 preferred shares outstanding, which includes 726 shares issued on March 10, 2000.

     On March 10, 2000, the Trust reclassified 726 common shares and issued an additional 726 shares of Series R7 preferred shares. The additional shares issued have identical rights and features of the existing Series R7 preferred shares. Estimated offering costs of $304,791 and underwriting discounts of $181,500 have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series R7 shares are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 2.75% to 4.05% during the six months ended June 30, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.0625 per common share payable August 1, 2001 to shareholders of record on July 16, 2001.

     For the period July 1, 2001 to July 31, 2001 dividends declared on preferred shares totalled $182,606 in aggregate for the outstanding preferred share series.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the following matter:

      (1) To elect three Trustees as follows:

         TRUSTEE:                             CLASS        TERM      EXPIRING
         -------                              -----        -----      -------
         Frank J. Fabozzi .................    II         3 years      2004
         Walter F. Mondale ................    II         3 years      2004
         Ralph L. Schlosstein .............    II         3 years      2004

         Trustees whose term of office continues beyond this meeting are  Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

         Shareholders elected the three Trustees. The results of the voting were as follows:

                                    VOTES FOR*    VOTES AGAINST*    ABSTENTIONS*
                                    ----------    --------------    ------------
         Frank J. Fabozzi ...........     3,191         --                   --
         Walter F. Mondale .......... 8,165,317         --              134,692
         Ralph L. Schlosstein ....... 8,181,203         --              118,806

--------------

* The votes represent common and preferred shareholders voting as a single class except for Frank J. Fabozzi who was voted on and elected by the preferred shareholders only.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from Federal income tax and Florida intangible personal property tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST  INVEST IN?

The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from Federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                    When a fund's net asset  value is greater  than its
                             stock price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders    may   have   all    dividends   and
                             distributions   of  capital   gains   automatically
                             reinvested into additional shares of a fund.

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):       Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:           These   securities  are   collateralized   by  U.S.
                             Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------



TAXABLE TRUSTS
-------------------------------------------------------------------------------

                                                                             STOCK      MATURITY
PERPETUAL TRUSTS                                                            SYMBOL        DATE
                                                                             -----        -----
The BlackRock Income Trust Inc.                                              BKT           N/A
The BlackRock North American Government Income Trust Inc.                    BNA           N/A
The BlackRock High Yield Trust                                               BHY           N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                      BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                             BQT          12/04
The BlackRock Advantage Term Trust Inc.                                      BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                    BCT          12/09


TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------
                                                                            STOCK       MATURITY
PERPETUAL TRUSTS                                                            SYMBOL        DATE
                                                                             -----        -----
The BlackRock Investment Quality Municipal Trust Inc.                        BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.             RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                     RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.             RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.               RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                         BPS           N/A
The BlackRock Strategic Municipal Trust Inc.                                 BSD           N/A
BlackRock California Municipal Income Trust                                  BFZ           N/A
BlackRock Municipal Income Trust                                             BRK           N/A
BlackRock New York Municipal Income Trust                                    BNY           N/A
BlackRock New Jersey Municipal Income Trust                                  BNJ           N/A
BlackRock Florida Municipal Income Trust                                     BBF           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                               BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                         BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.              BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                      BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                              BMT          12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.










                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BLACKROCK
---------

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                          THE  BLACKROCK
Ralph L. Schlosstein, PRESIDENT                   FLORIDA INSURED
Keith T. Anderson, VICE PRESIDENT                 MUNICIPAL 2008
Michael C. Huebsch, VICE PRESIDENT                TERM TRUST
Robert S. Kapito, VICE PRESIDENT                  ==============================
Kevin M. Klingert, VICE PRESIDENT                 SEMI-ANNUAL REPORT
Richard M. Shea, VICE PRESIDENT/TAX               JUNE 30, 2001
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE  19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements
as of June 30,  2001 were not  audited and
accordingly,  no opinion is  expressed  on
them.   This  report  is  for  shareholder
information.

     This is not a prospectus intended for
use  in  the   purchase  or  sale  of  any
securities.

     Statements   and  other   information
contained in this report are as dated and are subject to change.

        THE BLACKROCK FLORIDA INSURED
          MUNICIPAL 2008 TERM TRUST
     c/o Princeton Administrators, L.P.
   P.O. Box 9095, Princeton, NJ 08543-9095
               (800) 543-6217
                                           09247H 10 6
[Recycle Logo] Printed on recycled paper    09247H 205           [LOGO]BLACKROCK